As filed with the Securities and Exchange Commission on January 30, 2006

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NUVELO, INC.

(Exact name of registrant as specified in its charter)

Delaware	363855489
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310

San Carlos, CA

94070-6211

(650) 517-8000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

201 Industrial Road, Suite 310

San Carlos, CA

94070-6211

(650) 517-8000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Robert L. Jones, Esq.

John M. Geschke, Esq.

Cooley Godward LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

(650) 843-5000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-126591

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (1)
Common Stock, par value $0.001 per share (3)	$20,000,000.00	$2,140.00

(1)	Calculated pursuant to rule 457(o) under the Securities Act.

(2)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $20,000,000.

(3)	Includes rights to be issued under the registrant’s stockholder rights agreement.

EXPLANATORY NOTE

This registration statement is being filed to register an additional $20,000,000.00 of shares of our common stock, par value $0.001 per share, pursuant to Rule 462(b) of the Securities Act of 1933, as amended. In accordance with Rule 462(b), this registration statement incorporates by reference the contents of our registration statement on Form S-3 (File No. 333-126591) which was declared effective on August 3, 2005, including all amendments and exhibits thereto and all information incorporated by reference therein, other than the exhibits included herein.

The required opinions and consents are listed on the Exhibit Index attached to and filed with this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California, on the 30th day of January 2006.

NUVELO, INC.

By:	/s/ TED W. LOVE
Ted W. Love
Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

Signature	Title	Date

/s/ TED W. LOVE Ted W. Love	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	January 30, 2006

/s/ GARY S. TITUS Gary S. Titus	Acting Chief Financial Officer, Vice President of Finance and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	January 30, 2006

* Barry L. Zubrow	Director	January 30, 2006

* Mary K. Pendergast	Director	January 30, 2006

* Mark L. Perry	Director	January 30, 2006

Kimberly Popovits	Director

* George B. Rathmann	Director	January 30, 2006

* Burton E. Sobel	Director	January 30, 2006

*By:	/s/ TED W. LOVE
Ted W. Love
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement. (1)

3.1	Amended and Restated Certificate of Incorporation of Nuvelo, Inc. (2)

3.2	Amended and Restated By-laws of Nuvelo, Inc. (3)

3.3	Certificate of Ownership and Merger of Variagenics, Inc. with and into Hyseq, Inc. (4)

3.4	Form of Certificate of Amendment to the Amended and Restated Articles of Incorporation, filed in connection with our 1-for-3 reverse stock split. (5)

4.1	Form of Nuvelo, Inc. Common Stock Certificate. (2)

4.2	Rights Agreement between Hyseq, Inc. and U.S. Stock Transfer Corporation dated June 5, 1998. (6)

4.3	Hyseq, Inc. Promissory Note, dated as of November 13, 2001, in the principal amount of $4,000,000. (7)

4.4	Registration Rights Agreement, dated as of November 13, 2001, between Hyseq, Inc. and Affymetrix, Inc. (7)

4.5	Pledge and Security Agreement, dated as of November 13, 2001, between Hyseq, Inc. and Affymetrix, Inc. (7)

4.6	Amendment to Rights Agreement, dated as of November 9, 2002, between Hyseq, Inc. and U.S. Stock Transfer Corporation. (8)

4.7	Warrant to Purchase 1,491,544 shares of Common Stock of Hyseq, Inc., dated as of January 8, 2002. (7)

4.8	Form of Warrant, dated as of April 5, 2002. (9)

4.9	Replacement Warrant to purchase 195,130 shares (pre split) of Common Stock of Nuvelo, Inc., dated as of January 20, 2005. (10)

4.10	Replacement Warrant to purchase 200,000 shares (pre split) of Common Stock of Nuvelo, Inc., dated as of January 20, 2005. (10)

4.11	Amendment to Rights Agreement, dated as of March 19, 2004, between Nuvelo, Inc. and U.S. Stock Transfer Corporation. (2)

4.12	Certificate of Designations of Series A Junior Participating Preferred Stock. (2)

4.13	Replacement Warrant to purchase 50,000 shares (pre split) of Common Stock of Nuvelo, Inc., dated as of June 7, 2005. (11)

4.14	Warrant to purchase 350,000 shares of Common Stock of Nuvelo, Inc., dated August 4, 2005. (12)

4.15	Registration Rights Agreement by and between Nuvelo, Inc. and Kingsbridge Capital Limited, dated August 4, 2005. (12)

4.16	Replacement Warrant to purchase 109,607 shares (pre split) of Common Stock of Nuvelo, Inc., dated as of July 15, 2005. (13)

4.17	Replacement Warrant to purchase 222,536 shares (pre split) of Common Stock of Nuvelo, Inc., dated as of July 15, 2005. (13)

4.18	Reference is made to Exhibits 3.1 through 3.4.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of KPMG LLP, independent registered public accounting firm.

23.2	Consent of Cooley Godward LLP (included in Exhibit 5.1).

24.1	Power of Attorney. (13)

(1)	To be filed by amendment or as an exhibit to a current report of the registrant on Form 8-K and incorporated herein by reference.

(2)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed March 26, 2004, File No. 000-22873.

(3)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 10-Q, filed on May 10, 2005, File No. 000-22873.

(4)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 10-K, filed on March 12, 2004, File No. 000-22873.

(5)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed February 19, 2004, File No. 000-22873.

(6)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form 8-K, filed on July 31, 1998, File No. 000-22873.

(7)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Annual Report on Form 10-K, for the year ended December 31, 2001, filed on April 1, 2002, File No. 000-22873.

(8)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Registration Statement on Form S-4, filed on November 27, 2002, File No. 333-101503.

(9)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form S-3, filed on June 14, 2002, File No. 333-90458.

(10)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 10-K, filed on March 16, 2005, File No. 000-22873.

(11)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form S-3, filed on July 14, 2005, File No. 333-126591.

(12)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s report on Form 8-K, filed on August 4, 2005, File No. 000-22873.

(13)	Previously filed on the signature page to Registrant’s registration statement on Form S-3, filed with the SEC on July 14, 2005, File No. 333-126591.